UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2011

MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 North 33rd Street, Quincy, Illinois 62301
 (Address of Principal Executive Offices) (Zip Code)

  (217) 223-7300
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 23, 2011, Mercantile Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders for the purposes of (1) electing the eight directors of the Company, and (2) considering and acting upon ratification of the selection of the accounting firm of BKD, LLP as the independent auditors of the Company for the year ending December 31, 2011.

The stockholders elected the following individuals to serve as directors of the Company until the 2012 Annual Meeting of the Stockholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.

	For	Withheld	Abstentions	Broker Non-votes
Ted T. Awerkamp	5,261,349	0	275,679	1,911,636
Julie A. Brink	5,279,402	0	257,626	1,911,636
Michael J. Foster	5,232,890	0	304,138	1,911,636
Lee R. Keith	5,236,880	0	300,148	1,911,636
William G. Keller, Jr.	5,333,686	0	203,342	1,911,636
Dennis M. Prock	5,225,473	0	311,555	1,911,636
John R. Spake	5,295,163	0	241,865	1,911,636
James W. Tracy	5,291,880	0	245,148	1,911,636

The stockholders ratified the selection of BKD, LLP as the Company’s auditors for the year ending December 31, 2011 by the following vote: 7,287,939 for; 72,011 withheld; and 88,714 abstentions and broker non-votes.

Item 7.01 Regulation FD Disclosure

Ted T. Awerkamp, President and CEO of the Company, presented comments to the stockholders at their Annual Meeting on May 23, 2011.  The comments are attached hereto in Exhibit 99.1.

The information in this item and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The comments set forth in Exhibit 99.1 contain “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the Company to realize elements of its strategic plans for 2011 and beyond; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes in the interest rate environment which reduce margins; (v) management’s assumptions regarding allowance for loan losses may not be borne out by subsequent events; and (vi) changes which may occur in the regulatory environment. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they related to the Company or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 8.01 Other Matters

The Company announced in a press release dated May 23, 2011 the results of its Annual Meeting as outlined in Item 5.07 above.   The press release is included herewith as Exhibit 99.2

Item 9.01  Financial Statements And Exhibits

(d) Exhibits:

Number	Description

99.1	Comments of Ted T. Awerkamp made at the Annual Meeting of Stockholders on May 23, 2011

99.2	Press Release issued by Mercantile Bancorp, Inc. dated May 23, 2011

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By:	/s/Ted T. Awerkamp
Name:	Ted T. Awerkamp
Title:	President and Chief Executive Officer

Date: May 23, 2011

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